Putnam
Capital
Appreciation
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-03

[GRAPHIC OMITTED: INVERTED STAMP]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Looking back on an eventful year, we consider it important to take note of the increasingly positive trends that have become apparent in the U.S. economy and financial markets. The stimulus provided by fiscal and monetary policies has drawn the economy out of the slump of early 2003 and rising profits prompted a broad rally for stocks. The bond market steadied while offering pockets of opportunity. We see indications that these trends can continue into 2004 and know that Putnam management teams will seek to position the funds to benefit from them.

We are pleased to report positive results for Putnam Capital
Appreciation Fund during the six months ended November 30, 2003, though the fund underperformed both its benchmark index and its Lipper peer group average. Details can be found on the facing page.

Because some strong market sectors were not represented in the fund's portfolio, performance came in below that of its benchmark index. Declines in some fund holdings during the period also resulted in underperformance against its Lipper peer group average. In the following report, the fund's management teams provide a detailed discussion of their strategy and portfolio positioning during the semiannual period. The teams also offer their views of prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 21, 2004


Report from Fund Management

Fund highlights

 * Putnam Capital Appreciation Fund gained ground over the six-month period ended November 30, 2003, with class A shares posting returns of 11.10% at net asset value, and 4.70% at public offering price.

 * Strong performance in some sectors not represented in the portfolio kept the fund's performance below that of its benchmark, the Russell 3000 Index, which returned 12.70% for the period.

 * Due to declines in certain holdings, the fund's performance was below the average return for the Lipper Multi-Cap Core Funds category, which was 12.99%.

 * See the Performance Summary on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

An improving equity environment, including some encouraging economic data, contributed to your fund's positive results during the semiannual period. Consumer cyclicals holdings in real estate, Internet, and credit card companies led portfolio returns. However, the fund's performance lagged that of its benchmark and the average of other funds in its peer group primarily because of strong performance that occurred in sectors not traditionally tapped for a growth-oriented portfolio like this one. Stock selection within the technology sector and a higher-than-benchmark weighting in the poorly performing software sector also dampened fund performance. Despite these isolated difficulties, we remain committed to the fund's strategy of targeting companies that appear attractively valued relative to their long-term worth.

FUND PROFILE

Putnam Capital Appreciation Fund invests in stocks of companies at all capitalization levels, and across a broad range of industries. While it has no bias toward either growth or value stocks, it targets companies believed to be worth more than their current stock prices indicate. It may be suitable for investors who are seeking growth through a well-diversified stock portfolio.


Market overview

The stock market remained buoyant throughout the semiannual period, and investors in virtually all sectors enjoyed positive returns. Major stock market indexes all grew solidly, with the fund's benchmark, the Russell 3000 Index, gaining nearly 13% over the past six months, and the broad-based S&P 500 Index rising close to 11% over the same period. The end of full-scale military operations in Iraq, along with encouraging first- and second-quarter corporate earnings reports and strong GDP growth all put investors in a more positive frame of mind. At the same time, inflation has stayed low, which we attribute to the acceleration of global outsourcing by large companies. An increasing number of companies are producing and purchasing products and services in the most cost-effective places around the world, often outside the United States.

Unlike many previous periods of stock market strength, however, this upturn has found performance among most market sectors and investment styles (including growth and value) charting a similar course. One exception has been the energy sector, which rose less robustly as concerns about high oil prices dampened performance there. The only downside of the market's consistent strength was fewer buying opportunities for the fund, as we found fewer compelling stock price dislocations on which to capitalize.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 11/30/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 3000 Index (large-company stocks)                              12.70%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                12.43%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  11.15%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     10.80%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                        -1.04%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.63%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                            -2.61%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 11/30/03.
-------------------------------------------------------------------------------

Strategy overview

Throughout this period of solid stock market price appreciation, we remained focused on our core investment strategy. Although we always work within the broad framework of macroeconomic trends and conditions, we devote the majority of our time and effort to bottom-up stock analysis and selection. In selecting stocks for the portfolio, we carefully consider each company's underlying business worth. While the company's stock price may fluctuate, we believe this underlying worth is crucial in determining its long-term growth potential.

We look for stocks that we do not consider fairly valued; in other words, companies that we believe are worth more than their current stock prices indicate. During the recent semiannual period, these price dislocations were few and far between; consequently, the portfolio experienced low turnover over the past six months. Nonetheless, we did find several buying opportunities, both among stocks already held in the portfolio and new candidates. In evaluating these stocks and deciding how much emphasis to give them in the portfolio, we consider other factors in addition to price. For example, we may hold a larger position in a stock whose company looks more attractive relative to its competitors, or to a company whose earnings estimates have been revised. Usually, once a stock reaches what we consider to be its fair value, we sell it from the portfolio.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                               as of 5/31/03     as of 11/30/03

Retail                            10.4%             11.1%

Commercial and
consumer services                  4.0%              8.0%

Pharmaceuticals                    7.8%              7.3%

Banking                            8.7%              6.8%

Software                           7.4%              6.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

During the period, your fund had relatively low exposure to several market sectors that performed well. This had an adverse affect on performance. Sectors such as capital goods, basic materials, and transportation, were all up approximately 20% over the period.

In the media sector, Viacom Inc. had a negative effect on your fund's performance. A slow recovery in the radio industry hurt stock performance, although most of Viacom's other businesses have advanced along with the pick-up in economic growth. We believe the trends that dampened Viacom's radio business performance, including a strong up-front advertising market for television, weak demand for local advertising dollars, and shift of advertising dollars away from radio toward the Internet, will be less of a factor in 2004. Should these trends dissipate as anticipated, we expect Viacom's radio business to experience stronger growth going forward.

Colgate-Palmolive Company also had a negative impact on fund performance. The stock's value dropped by approximately 10% after the company reported what the market perceived as disappointing third-quarter earnings. The company spent aggressively on several of their key brands but had yet to see a corresponding uptick in demand. We took advantage of the stock's attractive price to build the fund's position, based on our analysis that showed Colgate-Palmolive to be a company with solid financial fundamentals and growth potential. We believe that sales are likely to improve in the coming quarters, resulting in improved performance for the stock.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 AutoZone, Inc.
   Retail

 2 U.S. Bancorp
   Banking

 3 Microsoft Corp.
   Software

 4 Yahoo! Inc.
   Commercial and consumer services

 5 Capital One Financial Corp.
   Consumer finance

 6 Comcast Corp. Class A (Special)
   Cable television

 7 Colgate-Palmolive Co.
   Consumer goods

 8 Cardinal Health, Inc.
   Health-care services

 9 United Technologies Corp.
   Aerospace and defense

10 Pfizer, Inc.
   Pharmaceuticals

Footnote reads:
These holdings represent 37.2% of the fund's net assets as of 11/30/03. The fund's holdings will change over time.

The technology sector provided mixed returns for the fund. On the downside, we had a greater-than-benchmark position in software company stocks, which performed poorly over the period. In terms of specific software holdings, BMC Software, Inc. detracted from performance.

On a more positive note, global Internet company Yahoo! Inc. was the largest contributor to fund returns over the period. We added this stock to the portfolio last January because we believed investors had underestimated the strength of its business model and management team. Recently, the company has begun to capitalize on its core business as a leading Internet search engine and access point for consumers and businesses. In addition to providing people with access and search capabilities, the company now sells different types of advertising space on its Web site, including spot advertisements and monthly subscription services to its huge user base. This is the first time Yahoo! Inc. has begun to leverage its original search and access capabilities, and we believe it has strong potential for the future.

On another positive note, the fund acquired a new technology holding over the period called Accenture. This company provides technology outsourcing and management consulting services. The stock's valuation had dropped due to the company's difficulties in digesting the aftereffects of the technology bubble; however, we believe strong fundamentals and an emerging earnings growth trend position this company well for performance in the months ahead.

The portfolio's greater-than-benchmark position in the consumer cyclicals sector was another positive contributor to fund returns. This sector was the fourth-strongest performing sector over the period, rising approximately 20%. Fund performance benefited particularly from a new acquisition, Pulte Homes, which made the second-largest contribution to returns over the period. This national home-building company has been able to use cost advantages to gain market share and improve its competitive position. Pulte also benefited from a positive real estate market environment, which continued to demonstrate strength from both new order and pricing perspectives.

Financial services companies were also top fund contributors over the period. As the economy began to improve, consumers paid down their credit card balances and investors became more comfortable with the performance potential of credit card issuers. The fund garnered solid returns from credit card companies Capital One Financial Corporation and MBNA Corporation. During the period, MBNA was sold from the portfolio.

In a turnaround from last year, the manufacturing and service conglomerate Tyco International Ltd. became a major positive contributor to performance over the past six months. A new management team has taken control of the company, bringing a new focus on improving the balance sheet, cutting costs, and pruning the business back to a more profitable core.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The fund's management teams

The fund is managed by the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams. The members of the U.S. Core Team are Michael Nance (Portfolio Leader), James Yu (Portfolio Member), Richard Cervone, Kevin Divney, Richard England, Paul Marrkand, Lee Montag, Paul Warren, and James Wiess. The members of the U.S. Small and Mid-Cap Core Team are Joseph Joseph (Portfolio Member), Tinh Bui, Ronald Hua, and Gerald Moore.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

As we enter the second half of your fund's fiscal year, the stock market remains strong and a number of sectors offer upside potential. Sectors including communications services, energy, and health care, which have lagged a bit in the recent market rally, may offer attractive opportunities as we go forward. In addition, portfolio holdings in the consumer staples and technology areas are also poised for additional growth.

While the attractively priced stocks we seek for the fund were not abundant during the recent period, we did make some prudent portfolio additions and believe the months ahead will provide additional opportunities to build portfolio positions and add new holdings with solid performance potential. The economic backdrop for the fund remains positive, and we will continue to monitor it closely for evidence of job creation and increases in business spending that would signal additional strength. This said, we continue to focus the bulk of our research and analytical efforts on bottom-up stock selection. This term refers to our strategy of selecting stocks for the portfolio based on the strength and potential of each company, rather than trying to predict broader economic, sector, or market trends. Regardless of the market's direction in coming months, we remain committed to the disciplined process that we believe will reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended November 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 10 for definitions of some terms used in this section.

-------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 11/30/03
-------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (8/5/93)             (11/2/94)             (7/14/00)             (1/22/96)
-------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
-------------------------------------------------------------------------------------------------------------
6 months                  11.10%      4.70%     10.61%      5.61%     10.69%      9.69%     10.78%      6.91%
-------------------------------------------------------------------------------------------------------------
1 year                    16.32       9.63      15.43      10.43      15.49      14.49      15.72      11.67
-------------------------------------------------------------------------------------------------------------
5 years                   -6.58     -11.96      -9.88     -11.28      -9.79      -9.79      -8.90     -12.11
Annual average            -1.35      -2.51      -2.06      -2.37      -2.04      -2.04      -1.85      -2.55
-------------------------------------------------------------------------------------------------------------
10 years                 149.81     135.51     132.18     132.18     137.67     137.67     137.51     129.20
Annual average             9.59       8.94       8.79       8.79       9.04       9.04       9.04       8.65
-------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.48       9.85       9.68       9.68       9.95       9.95       9.92       9.54
-------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower.


--------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/03
--------------------------------------------------------------
                                                 Lipper
                                               Multi-Cap
                          Russell 3000         Core Funds
                             Index         category average*
--------------------------------------------------------------
6 months                     12.70%              12.99%
--------------------------------------------------------------
1 year                       18.24               18.77
--------------------------------------------------------------
5 years                       3.60               18.10
Annual average                0.71                2.99
--------------------------------------------------------------
10 years                    171.30              160.94
Annual average               10.50                9.71
--------------------------------------------------------------
Annual average
(life of fund)               10.51                9.90
--------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 11/30/03, there were 596, 578, 276, and 81 funds, respectively, in this Lipper category.


PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 11/30/03
-------------------------------------------------------------------------------
                   Class A         Class B         Class C         Class M
-------------------------------------------------------------------------------
Share value:      NAV    POP         NAV             NAV          NAV    POP
-------------------------------------------------------------------------------
5/31/03          $14.24 $15.11     $13.66          $13.94        $13.82 $14.32
-------------------------------------------------------------------------------
11/30/03          15.82  16.79      15.11           15.43         15.31  15.87
-------------------------------------------------------------------------------
* The fund made no distributions during the period.

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (8/5/93)             (11/2/94)             (7/14/00)             (1/22/96)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
6 months                  12.90%      6.40%     12.45%      7.45%     12.40%     11.39%     12.58%      8.62%
--------------------------------------------------------------------------------------------------------------
1 year                    26.79      19.53      25.83      20.83      25.85      24.85      26.20      21.81
--------------------------------------------------------------------------------------------------------------
5 years                   -9.65     -14.84     -12.83     -14.21     -12.24     -12.24     -11.87     -14.93
Annual average            -2.01      -3.16      -2.71      -3.02      -2.58      -2.58      -2.49      -3.18
--------------------------------------------------------------------------------------------------------------
10 years                 136.39     122.70     119.68     119.68     124.76     124.76     124.63     116.68
Annual average             8.98       8.34       8.19       8.19       8.44       8.44       8.43       8.04
--------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.70      10.07       9.89       9.89      10.16      10.16      10.13       9.76
--------------------------------------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's shareholder services line at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
November 30, 2003 (Unaudited)

Common stocks (99.6%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------
        36,400 Harte-Hanks, Inc.                                       $783,692
        56,900 Valassis Communications, Inc. (NON)                    1,547,680
                                                                 --------------
                                                                      2,331,372

Aerospace and Defense (3.1%)
-------------------------------------------------------------------------------
        14,300 Alliant Techsystems, Inc. (NON)                          729,729
        90,167 Teledyne Technologies, Inc. (NON)                      1,549,069
        28,120 United Defense Industries, Inc.
               (NON)                                                    935,271
       280,200 United Technologies Corp.                             24,013,140
                                                                 --------------
                                                                     27,227,209

Airlines (0.5%)
-------------------------------------------------------------------------------
        51,700 Continental Airlines, Inc. Class B
               (NON)                                                    964,205
        50,700 ExpressJet Holdings, Inc. (NON)                          796,497
       207,293 Mesa Air Group, Inc. (NON)                             2,497,881
                                                                 --------------
                                                                      4,258,583

Automotive (0.5%)
-------------------------------------------------------------------------------
        12,500 American Axle & Manufacturing
               Holdings, Inc. (NON)                                     495,375
        94,251 Autoliv, Inc.                                          3,153,638
        14,700 SPX Corp. (NON)                                          798,210
                                                                 --------------
                                                                      4,447,223

Banking (6.8%)
-------------------------------------------------------------------------------
        99,279 Brookline Bancorp, Inc.                                1,491,171
        73,500 Comerica, Inc.                                         3,833,025
        26,900 Commerce Bancorp, Inc.                                 1,390,192
        50,194 Compass Bancshares, Inc.                               1,963,087
        14,800 Doral Financial Corp.                                    748,436
        60,100 Fifth Third Bancorp                                    3,493,613
         9,900 FirstFed Financial Corp. (NON)                           465,300
        79,400 Sovereign Bancorp, Inc.                                1,799,204
        33,800 TCF Financial Corp.                                    1,782,612
     1,494,700 U.S. Bancorp                                          41,418,137
        16,243 Westamerica Bancorp.                                     857,630
                                                                 --------------
                                                                     59,242,407

Biotechnology (0.7%)
-------------------------------------------------------------------------------
        29,300 Amylin Pharmaceuticals, Inc. (NON)                       766,781
        47,600 Connetics Corp. (NON)                                    840,140
        30,000 Invitrogen Corp. (NON)                                 2,045,100
        28,100 Medicines Co. (NON)                                      769,097
        52,900 Myogen, Inc. (NON)                                       643,264
        15,025 Neurocrine Biosciences, Inc. (NON)                       793,771
        27,400 Telik, Inc. (NON)                                        553,754
                                                                 --------------
                                                                      6,411,907

Broadcasting (2.6%)
-------------------------------------------------------------------------------
       567,600 Viacom, Inc. Class B                                  22,318,032

Building Materials (1.4%)
-------------------------------------------------------------------------------
       442,200 Masco Corp.                                           12,027,840

Cable Television (3.1%)
-------------------------------------------------------------------------------
       899,700 Comcast Corp. Class A (Special)
               (NON)                                                 27,125,955

Chemicals (0.8%)
-------------------------------------------------------------------------------
        21,471 Albemarle Corp.                                          607,629
        99,986 Georgia Gulf Corp.                                     2,847,601
        35,700 MacDermid, Inc.                                        1,170,960
        33,800 Nova Chemicals Corp. (Canada)                            811,876
       103,000 RPM, Inc.                                              1,558,390
                                                                 --------------
                                                                      6,996,456

Commercial and Consumer Services (8.0%)
-------------------------------------------------------------------------------
        29,779 Arbitron, Inc. (NON)                                   1,271,563
       394,200 eBay, Inc. (NON)                                      22,016,070
       256,000 Iron Mountain, Inc. (NON)                              9,420,800
        29,767 Maximus, Inc. (NON)                                    1,128,169
        10,192 Viad Corp.                                               250,621
        78,700 Washington Group International, Inc.
               (NON)                                                  2,638,024
        43,708 West Corp. (NON)                                       1,035,880
       733,900 Yahoo!, Inc. (NON)                                    31,543,022
                                                                 --------------
                                                                     69,304,149

Communications Equipment (4.4%)
-------------------------------------------------------------------------------
        75,214 Advanced Fibre Communications (NON)                    1,681,033
        57,700 Aspect Communications Corp. (NON)                        849,344
       755,800 Cisco Systems, Inc. (NON)                             17,126,428
        11,500 Comtech Telecommunications (NON)                         383,387
        56,900 Foundry Networks, Inc. (NON)                           1,499,884
        82,700 Inter-Tel, Inc.                                        2,001,340
       301,300 QUALCOMM, Inc.                                        13,422,915
        38,979 Scientific-Atlanta, Inc.                               1,125,714
                                                                 --------------
                                                                     38,090,045

Computers (0.5%)
-------------------------------------------------------------------------------
        26,900 Electronics for Imaging, Inc. (NON)                      742,440
        14,200 Hutchinson Technology, Inc. (NON)                        462,494
        18,300 Insight Enterprises, Inc. (NON)                          342,210
        96,300 Satyam Computer Svcs., Ltd. ADR
               (India)                                                2,020,374
        20,100 Verint Systems, Inc. (NON)                               465,918
                                                                 --------------
                                                                      4,033,436

Conglomerates (4.6%)
-------------------------------------------------------------------------------
       716,200 General Electric Co.                                  20,533,454
       858,700 Tyco International, Ltd. (Bermuda)                    19,707,165
                                                                 --------------
                                                                     40,240,619

Consumer Finance (3.9%)
-------------------------------------------------------------------------------
       491,700 Capital One Financial Corp.                           29,364,324
        38,800 CompuCredit Corp. (NON)                                  918,784
       288,104 Providian Financial Corp. (NON)                        3,255,575
                                                                 --------------
                                                                     33,538,683

Consumer Goods (3.5%)
-------------------------------------------------------------------------------
       482,300 Colgate-Palmolive Co.                                 25,320,750
        75,420 Dial Corp. (The)                                       1,951,870
       108,975 Yankee Candle Co., Inc. (The) (NON)                    3,216,942
                                                                 --------------
                                                                     30,489,562

Consumer Services (0.1%)
-------------------------------------------------------------------------------
        14,500 NetFlix, Inc. (NON)                                      710,500

Electric Utilities (0.7%)
-------------------------------------------------------------------------------
        42,600 Allegheny Energy, Inc. (NON)                             457,950
        29,500 Avista Corp.                                             520,380
       100,600 DPL, Inc.                                              1,945,604
        93,328 OGE Energy Corp.                                       2,223,073
        45,712 Puget Energy, Inc.                                     1,062,804
                                                                 --------------
                                                                      6,209,811

Electronics (4.3%)
-------------------------------------------------------------------------------
        22,500 Advanced Digital Information Corp.
               (NON)                                                    341,325
       348,687 Agere Systems, Inc. Class A (NON)                      1,234,352
        38,875 Belden, Inc.                                             765,838
        93,912 Benchmark Electronics, Inc. (NON)                      3,449,388
       468,882 Celestica, Inc. (Canada) (NON)                         7,164,517
        58,170 Integrated Circuit Systems, Inc.
               (NON)                                                  1,730,558
       116,400 Integrated Device Technology, Inc.
               (NON)                                                  2,194,140
        16,300 International Rectifier Corp. (NON)                      890,306
       127,422 Lattice Semiconductor Corp. (NON)                      1,206,686
        24,000 QLogic Corp. (NON)                                     1,363,920
       180,900 SanDisk Corp. (NON)                                   14,627,574
        73,899 Storage Technology Corp. (NON)                         1,862,255
       202,100 Zarlink Semiconductor, Inc. (Canada)
               (NON)                                                    596,195
                                                                 --------------
                                                                     37,427,054

Energy (0.7%)
-------------------------------------------------------------------------------
       286,600 GlobalSantaFe Corp. (Cayman Islands)                   6,161,900

Engineering & Construction (0.1%)
-------------------------------------------------------------------------------
        10,100 Centex Construction Products, Inc.                       591,860

Entertainment (0.3%)
-------------------------------------------------------------------------------
       129,365 Regal Entertainment Group Class A                      2,695,967

Financial (3.0%)
-------------------------------------------------------------------------------
        11,700 Chicago Mercantile Exchange                              801,099
       262,766 Citigroup, Inc. (SEG)                                 12,360,513
       172,300 Freddie Mac                                            9,376,566
        80,274 Interactive Data Corp. (NON)                           1,352,617
        36,645 PMI Group, Inc. (The)                                  1,364,293
         5,689 Student Loan Corp.                                       807,895
                                                                 --------------
                                                                     26,062,983

Food (0.1%)
-------------------------------------------------------------------------------
        23,200 Chiquita Brands International, Inc.
               (NON)                                                    491,608

Forest Products and Packaging (0.3%)
-------------------------------------------------------------------------------
        41,700 Albany International Corp.                             1,293,117
        99,700 Domtar, Inc. (Canada)                                  1,156,520
                                                                 --------------
                                                                      2,449,637

Health Care Services (3.9%)
-------------------------------------------------------------------------------
        24,300 aaiPharma, Inc. (NON)                                    441,774
        87,100 Apria Healthcare Group, Inc. (NON)                     2,361,281
       393,200 Cardinal Health, Inc.                                 24,040,248
        55,847 Community Health Systems, Inc. (NON)                   1,512,337
        93,297 Health Net, Inc. (NON)                                 3,050,812
        18,700 Henry Schein, Inc. (NON)                               1,258,323
        22,800 Manor Care, Inc.                                         805,296
           600 WellChoice, Inc. (NON)                                    20,418
                                                                 --------------
                                                                     33,490,489

Homebuilding (3.0%)
-------------------------------------------------------------------------------
         3,065 NVR, Inc. (NON)                                        1,504,915
       222,500 Pulte Homes, Inc.                                     21,257,650
        37,791 Ryland Group, Inc.                                     3,482,441
                                                                 --------------
                                                                     26,245,006

Insurance (1.3%)
-------------------------------------------------------------------------------
         9,000 Delphi Financial Group Class A                           477,900
        51,828 IPC Holdings, Ltd. (Bermuda)                           1,944,068
        54,307 Odyssey Re Holdings Corp.                              1,243,087
        50,083 Radian Group, Inc.                                     2,471,596
        69,665 RenaissanceRe Holdings, Ltd.
               (Bermuda)                                              3,341,133
        48,850 W.R. Berkley Corp.                                     1,668,228
                                                                 --------------
                                                                     11,146,012

Investment Banking/Brokerage (0.8%)
-------------------------------------------------------------------------------
        32,000 A.G. Edwards, Inc.                                     1,175,680
        10,500 Affiliated Managers Group (NON)                          698,250
        50,300 Federated Investors, Inc.                              1,446,125
        49,500 Janus Capital Group, Inc.                                688,545
        25,900 National Financial Partners Corp.
               (NON)                                                    655,270
       117,680 Waddell & Reed Financial, Inc.                         2,599,551
                                                                 --------------
                                                                      7,263,421

Leisure (0.3%)
-------------------------------------------------------------------------------
        87,204 Brunswick Corp.                                        2,620,480

Lodging/Tourism (1.6%)
-------------------------------------------------------------------------------
       285,800 Marriott International, Inc. Class A                  13,098,214
        70,472 Orient-Express Hotels, Ltd. Class A
               (Bermuda)                                              1,128,257
                                                                 --------------
                                                                     14,226,471

Machinery (0.6%)
-------------------------------------------------------------------------------
        40,294 Briggs & Stratton Corp.                                2,719,845
       105,942 Terex Corp. (NON)                                      2,732,244
                                                                 --------------
                                                                      5,452,089

Manufacturing (0.6%)
-------------------------------------------------------------------------------
        59,300 Acuity Brands, Inc.                                    1,414,305
       107,700 Flowserve Corp. (NON)                                  2,291,856
        26,600 IDEX Corp.                                             1,050,168
        21,200 York International Corp.                                 846,940
                                                                 --------------
                                                                      5,603,269

Medical Technology (2.8%)
-------------------------------------------------------------------------------
        87,200 American Medical Systems Holdings,
               Inc. (NON)                                             1,982,056
        33,600 Atherogenics, Inc. (NON)                                 480,480
        41,736 C.R. Bard, Inc.                                        3,155,242
        19,100 Inamed Corp. (NON)                                     1,496,676
       327,600 Medtronic, Inc.                                       14,807,520
        38,800 Sybron Dental Specialties, Inc.
               (NON)                                                  1,117,828
        25,800 Ventana Medical Systems, Inc. (NON)                      972,144
                                                                 --------------
                                                                     24,011,946

Metals (--%)
-------------------------------------------------------------------------------
         3,200 Carpenter Technology Corp.                                85,760

Natural Gas Utilities (0.3%)
-------------------------------------------------------------------------------
        37,700 Energen Corp.                                          1,468,038
        46,700 UGI Corp.                                              1,510,745
                                                                 --------------
                                                                      2,978,783

Office Equipment & Supplies (0.4%)
-------------------------------------------------------------------------------
        60,331 Hon Industries, Inc.                                   2,563,464
        18,200 United Stationers, Inc. (NON)                            734,370
                                                                 --------------
                                                                      3,297,834

Oil & Gas (0.8%)
-------------------------------------------------------------------------------
        68,900 Cabot Oil & Gas Corp. Class A                          1,829,984
        25,500 Comstock Resources, Inc. (NON)                           415,650
        11,400 Denbury Resources, Inc. (Canada)
               (NON)                                                    144,096
        54,506 FMC Technologies, Inc. (NON)                           1,159,888
        40,137 Noble Energy, Inc.                                     1,591,432
        70,600 Tesoro Petroleum Corp. (NON)                             895,208
       103,800 Vintage Petroleum, Inc.                                1,080,558
                                                                 --------------
                                                                      7,116,816

Pharmaceuticals (7.3%)
-------------------------------------------------------------------------------
        27,700 Bradley Pharmaceuticals, Inc. (NON)                      651,504
       255,500 Forest Laboratories, Inc. (NON)                       13,960,520
       442,612 Johnson & Johnson                                     21,816,345
        76,000 King Pharmaceuticals, Inc. (NON)                         981,160
        21,100 Kos Pharmaceuticals, Inc. (NON)                          938,950
        12,600 Medicis Pharmaceutical Corp. Class A                     830,088
       702,184 Pfizer, Inc. (SEG)                                    23,558,273
        22,816 Watson Pharmaceuticals, Inc. (NON)                     1,075,546
                                                                 --------------
                                                                     63,812,386

Photography/Imaging (0.1%)
-------------------------------------------------------------------------------
        43,000 Lexar Media, Inc. (NON)                                  918,480

Real Estate (0.3%)
-------------------------------------------------------------------------------
        50,610 American Financial Realty Trust (R)                      860,370
        11,800 Apartment Investment & Management
               Co. Class A (R)                                          401,790
        10,038 CBL & Associates Properties (R)                          564,638
        13,115 Mills Corp. (R)                                          568,535
                                                                 --------------
                                                                      2,395,333

Regional Bells (0.1%)
-------------------------------------------------------------------------------
       123,400 Cincinnati Bell, Inc. (NON)                              704,614

Retail (11.1%)
-------------------------------------------------------------------------------
        25,200 Abercrombie & Fitch Co. Class A
               (NON)                                                    739,620
       632,400 AutoZone, Inc. (NON)                                  60,495,384
        18,400 Claire's Stores, Inc.                                    853,760
       474,100 Family Dollar Stores, Inc.                            18,290,778
        25,400 Finish Line Class A (NON)                                777,494
        99,461 Foot Locker, Inc.                                      2,198,088
        66,300 Hollywood Entertainment Corp. (NON)                      905,658
        42,700 Michaels Stores, Inc.                                  2,017,575
       111,200 Movie Gallery, Inc. (NON)                              1,967,128
        91,075 Rent-A-Center, Inc. (NON)                              2,959,027
        27,405 Ross Stores, Inc.                                      1,501,246
        29,600 ShopKo Stores, Inc. (NON)                                492,840
       134,200 Supervalu, Inc.                                        3,465,044
                                                                 --------------
                                                                     96,663,642

Software (6.0%)
-------------------------------------------------------------------------------
       114,752 Amdocs, Ltd. (Guernsey) (NON)                          2,871,095
       582,026 BMC Software, Inc. (NON)                               9,679,092
        52,785 Hyperion Solutions Corp. (NON)                         1,751,406
     1,406,500 Microsoft Corp.                                       36,147,050
        44,500 Progress Software Corp. (NON)                            932,720
        26,000 WebEx Communications, Inc. (NON)                         513,760
                                                                 --------------
                                                                     51,895,123

Staffing (0.1%)
-------------------------------------------------------------------------------
        27,400 AMN Healthcare Services, Inc. (NON)                      465,252

Technology Services (3.0%)
-------------------------------------------------------------------------------
       719,564 Accenture, Ltd. Class A (Bermuda)
               (NON)                                                 17,917,143
        40,959 CACI International, Inc. Class A
               (NON)                                                  2,038,529
        11,200 Factset Research Systems, Inc.                           464,240
        12,100 Imagistics International, Inc. (NON)                     440,803
       126,900 Mercury Computer Systems, Inc. (NON)                   3,039,255
        24,800 Transaction Systems Architects, Inc.
               (NON)                                                    488,064
        26,300 United Online, Inc. (NON)                                478,923
        88,123 VeriSign, Inc. (NON)                                   1,428,474
                                                                 --------------
                                                                     26,295,431

Telecommunications (0.3%)
-------------------------------------------------------------------------------
        20,832 Commonwealth Telephone Enterprises,
               Inc. (NON)                                               783,700
        56,300 Dobson Communications Corp. (NON)                        332,170
       293,900 Infonet Services Corp. (NON)                             558,410
        96,300 Primus Telecommunications GP (NON)                     1,019,817
                                                                 --------------
                                                                      2,694,097

Telephone (0.1%)
-------------------------------------------------------------------------------
        49,200 Time Warner Telecom, Inc. Class A
               (NON)                                                    519,060

Textiles (0.4%)
-------------------------------------------------------------------------------
        28,762 Mohawk Industries, Inc. (NON)                          2,073,164
        78,221 Wolverine World Wide, Inc.                             1,626,215
                                                                 --------------
                                                                      3,699,379

Tire & Rubber (0.1%)
-------------------------------------------------------------------------------
        53,700 Cooper Tire & Rubber                                   1,074,537
                                                                 --------------
               Total Common stocks (cost $776,761,858)             $865,560,508

Purchased options outstanding (--%) (a) (cost $146,383) Expiration date/
Contract amount                                         Strike price      Value
-------------------------------------------------------------------------------
       259,086 Providian Financial Corp. (call)
               (Morgan Stanley & Company, Inc.)         Jan-04/$12.50   $89,644

Short-term investments (5.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $44,977,709 Short-term investments held as
               collateral  for loaned securities
               with yields ranging from 1.00%  to
               1.10% and due dates ranging from
               December 1, 2003  to January 16,
               2004 (d)                                             $44,962,362
     6,379,910 Short-term investments held in
               Putnam commingled  cash account with
               yields ranging from 1.01% to 1.11%
               and due dates ranging from December 1,
               2003  to January 23, 2004 (d)                          6,379,910
                                                                 --------------
               Total Short-term investments (cost $51,342,272)      $51,342,272
-------------------------------------------------------------------------------
               Total Investments (cost $828,250,513)               $916,992,424
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $868,705,707.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2003.

  (R) Real Estate Investment Trust.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

  (d) See Note 1 to the financial statements.

      The accompanying notes are an integral part of these financial statements.


Futures contracts outstanding at November 30, 2003 (Unaudited)
                                                                            Unrealized
                               Market        Aggregate     Expiration      appreciation/
                               value        face value        date        (depreciation)
----------------------------------------------------------------------------------------
Russell 2000 Index (Long)   $3,825,500      $3,761,020       Dec-03           $64,480
S&P 500 Index (Long)           528,900         529,358       Dec-03              (458)
----------------------------------------------------------------------------------------
                                                                              $64,022
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
November 30, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $43,774,643
of securities on loan (identified cost $828,250,513) (Note 1)    $916,992,424
-------------------------------------------------------------------------------
Cash                                                                   58,615
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             618,720
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                327,445
-------------------------------------------------------------------------------
Receivable for securities sold                                      5,371,583
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               14,550
-------------------------------------------------------------------------------
Total assets                                                      923,383,337

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    2,070,656
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          5,076,631
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,394,938
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            351,381
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                148,541
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              944
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                542,043
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 44,962,362
-------------------------------------------------------------------------------
Other accrued expenses                                                130,134
-------------------------------------------------------------------------------
Total liabilities                                                  54,677,630
-------------------------------------------------------------------------------
Net assets                                                       $868,705,707

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,075,034,133
-------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                           (1,214,726)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (293,919,633)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         88,805,933
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $868,705,707

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($461,215,262 divided by 29,154,844 shares)                            $15.82
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $15.82)*                $16.79
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($380,585,212 divided by 25,180,546 shares)**                          $15.11
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,732,302 divided by 241,862 shares)**                               $15.43
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($23,172,931 divided by 1,513,371 shares)                              $15.31
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.31)*                $15.87
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended November 30, 2003 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $5,128)                           $5,414,785
-------------------------------------------------------------------------------
Interest                                                               41,186
-------------------------------------------------------------------------------
Securities lending                                                     43,224
-------------------------------------------------------------------------------
Total investment income                                             5,499,195

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,795,071
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        990,227
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             14,456
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        5,744
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 625,348
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,988,182
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  16,769
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  93,994
-------------------------------------------------------------------------------
Other                                                                 399,260
-------------------------------------------------------------------------------
Total expenses                                                      6,929,051
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (215,130)
-------------------------------------------------------------------------------
Net expenses                                                        6,713,921
-------------------------------------------------------------------------------
Net investment loss                                                (1,214,726)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   84,418,380
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       225,408
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  158,829
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                72
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the period                                        12,022,724
-------------------------------------------------------------------------------
Net gain on investments                                            96,825,413
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $95,610,687
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 November 30           May 31
Decrease in net assets                                  2003*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                              $(1,214,726)     $(3,067,961)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                     84,802,689     (200,306,095)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments        12,022,724       44,483,254
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         95,610,687     (158,890,802)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (140,925,213)    (221,253,238)
-------------------------------------------------------------------------------
Total decrease in net assets                     (45,314,526)    (380,144,040)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              914,020,233    1,294,164,273
-------------------------------------------------------------------------------
End of period (including accumulated net
investment loss of $1,214,726 and $--,
respectively)                                   $868,705,707     $914,020,233
-------------------------------------------------------------------------------
* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          Nov. 30
Per-share                               (Unaudited)                                  Year ended May 31
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $14.24          $15.89          $18.32          $23.75          $21.93          $23.15
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .01              -- (d)          -- (d)          -- (d)        (.02)            .17
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.57           (1.65)          (2.43)           (.75)           2.39            (.75)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.58           (1.65)          (2.43)           (.75)           2.37            (.58)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                             --              --              --              --            (.10)           (.14)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (4.61)           (.45)           (.50)
---------------------------------------------------------------------------------------------------------------------------------
Return of capital                             --              --              --            (.07)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --           (4.68)           (.55)           (.64)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $15.82          $14.24          $15.89          $18.32          $23.75          $21.93
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     11.10*         (10.38)         (13.26)          (5.06)          10.65           (2.40)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $461,215        $495,165        $697,394        $911,299        $999,789      $1,246,913
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .58*           1.22            1.08            1.00             .96             .93
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    .04*            .01             .02              -- (e)        (.10)            .77
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     60.15*         107.08          133.78          263.98          188.16           92.49
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share net investment income amounted to less than $0.01 per share.

(e) Ratio of net investment income to average net assets is less than 0.01%.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
                                      Nov. 30
Per-share                           (Unaudited)                                   Year ended May 31
operating performance                   2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.66          $15.35          $17.84          $23.39          $21.66          $22.86
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)        (.05)           (.09)           (.12)           (.15)           (.18)            .03
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.50           (1.60)          (2.37)           (.72)           2.36            (.73)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.45           (1.69)          (2.49)           (.87)           2.18            (.70)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                         --              --              --              --              --              -- (b)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --              --              --           (4.61)           (.45)           (.50)
---------------------------------------------------------------------------------------------------------------------------------
Return of capital                         --              --              --            (.07)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                       --              --              --           (4.68)           (.45)           (.50)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.11          $13.66          $15.35          $17.84          $23.39          $21.66
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                 10.61*         (11.01)         (13.96)          (5.70)           9.90           (2.99)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $380,585        $391,161        $554,719        $796,227      $1,047,040      $1,361,513
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(d)                .96*           1.97            1.83            1.70            1.63            1.55
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.34)*          (.74)           (.73)           (.70)           (.79)            .15
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 60.15*         107.08          133.78          263.98          188.16           92.49
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Distributions from net investment income amounted to less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                For the
                                                               Six months                                       period
                                                                 ended                                         July 14,
                                                                Nov. 30                                          2000+
Per-share                                                     (Unaudited)          Year ended May 31           to May 31
operating performance                                             2003            2003            2002            2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                             $13.94          $15.67          $18.21          $27.15
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                           (.05)           (.10)           (.12)           (.11)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                             1.54           (1.63)          (2.42)          (4.15)
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                             1.49           (1.73)          (2.54)          (4.26)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                      --              --              --           (4.61)
-----------------------------------------------------------------------------------------------------------------------
Return of capital                                                   --              --              --            (.07)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                 --              --              --           (4.68)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                   $15.43          $13.94          $15.67          $18.21
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                           10.69*         (11.04)         (13.95)         (17.40)*
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                  $3,732          $2,993          $3,405          $2,175
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                          .96*           1.97            1.83            1.54*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                         (.34)*          (.74)           (.71)           (.44)*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                           60.15*         107.08          133.78          263.98
-----------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          Nov. 30
Per-share                               (Unaudited)                                   Year ended May 31
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $13.82          $15.49          $17.96          $23.47          $21.70          $22.91
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)            (.03)           (.06)           (.08)           (.11)           (.14)            .06
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.52           (1.61)          (2.39)           (.72)           2.36            (.73)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.49           (1.67)          (2.47)           (.83)           2.22            (.67)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                             --              --              --              --              --            (.04)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (4.61)           (.45)           (.50)
---------------------------------------------------------------------------------------------------------------------------------
Return of capital                             --              --              --            (.07)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --           (4.68)           (.45)           (.54)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $15.31          $13.82          $15.49          $17.96          $23.47          $21.70
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     10.78*         (10.78)         (13.75)          (5.49)          10.07           (2.87)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $23,173         $24,702         $38,646         $55,231         $70,129         $90,187
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .83*           1.72            1.58            1.50            1.46            1.43
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)            (.21)*          (.49)           (.48)           (.50)           (.59)            .27
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     60.15*         107.08          133.78          263.98          188.16           92.49
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Capital Appreciation Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks that offer potential for capital appreciation. Current income is only an incidental consideration in selecting investments for the fund.

The fund offers class A, class B, class C and class M shares. The fund will begin offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrange ments, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At November 30, 2003, the value of securities loaned amounted to $43,774,643. The fund received cash collateral of $44,962,362 which is pooled with collateral of other Putnam funds into 32 issuers of high grade short-term investments.

G) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2003, the fund had a capital loss carryover of $298,382,870 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
--------------------------------
 $142,653,062   May 31, 2010
  155,729,808   May 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2004 $58,515,115 of losses recognized during the period November 1, 2002 to May 31, 2003.

The aggregate identified cost on a tax basis is $849,928,892, resulting in gross unrealized appreciation and depreciation of $88,106,282 and $21,042,750, respectively, or net unrealized appreciation of $67,063,532.

I) Distributions to shareholders shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date.

Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2003, the fund's expenses were reduced by $215,130 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,365 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended November 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $41,524 and $1,221 from the sale of class A and class M shares, respectively, and received $303,572 and $2,477 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended November 30, 2003, Putnam Retail Management, acting as underwriter, received $688 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $547,379,243 and $683,975,992, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the period are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                           --               $--
----------------------------------------------------------------
Options opened                         213,830           302,753
Options exercised                      (97,642)         (143,924)
Options expired                       (116,188)         (158,829)
Options closed                              --                --
----------------------------------------------------------------
Written options
outstanding at
end of year                                 --               $--
----------------------------------------------------------------

Note 4
Capital shares

At November 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended November 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,995,573       $29,910,354
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,995,573        29,910,354

Shares repurchased                  (7,611,988)     (116,289,231)
----------------------------------------------------------------
Net decrease                        (5,616,415)     $(86,378,877)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,249,203       $82,642,484
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     6,249,203        82,642,484

Shares repurchased                 (15,370,086)     (200,632,191)
----------------------------------------------------------------
Net decrease                        (9,120,883)    $(117,989,707)
----------------------------------------------------------------

                              Six months ended November 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,056,624       $15,226,991
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,056,624        15,226,991

Shares repurchased                  (4,519,927)      (66,081,231)
----------------------------------------------------------------
Net decrease                        (3,463,303)     $(50,854,240)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,544,659       $44,702,473
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,544,659        44,702,473

Shares repurchased                 (11,036,807)     (138,722,999)
----------------------------------------------------------------
Net decrease                        (7,492,148)     $(94,020,526)
----------------------------------------------------------------

                              Six months ended November 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            107,961        $1,601,321
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                       107,961         1,601,321

Shares repurchased                     (80,753)       (1,194,055)
----------------------------------------------------------------
Net increase                            27,208          $407,266
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            301,038        $3,923,778
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                       301,038         3,923,778

Shares repurchased                    (303,637)       (3,918,006)
----------------------------------------------------------------
Net increase (decrease)                 (2,599)           $5,772
----------------------------------------------------------------

                                 Six months ended November, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            111,577        $1,606,721
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       111,577         1,606,721

Shares repurchased                    (385,832)       (5,706,083)
----------------------------------------------------------------
Net decrease                          (274,255)      $(4,099,362)
----------------------------------------------------------------

                                         Year ended May 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            358,197        $4,533,609
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       358,197         4,533,609

Shares repurchased                  (1,064,881)      (13,782,386)
----------------------------------------------------------------
Net decrease                          (706,684)      $(9,248,777)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachu setts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund+*
High Yield Trust*
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [DOUBLE DAGGER]
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [DOUBLE DAGGER]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

+ Closed to new investors.

[DOUBLE DAGGER] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Capital Appreciation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA002-203423  433/948/2BN  1/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 23, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: January 23, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: January 23, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 23, 2004